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                                          Subsidiaries

                                           Jurisdiction
            Name                           of Incorporation      Other names under which Subsidiary does business
 ----------------------------------------------------------------------------------------------------------
 Eagle-Picher Industries, Inc.                  Ohio           Eagle-Picher
                                                               Eagle-Picher Industries
                                                               Eagle-Picher Automotive
                                                               Eagle-Picher Fluid Systems
                                                               Daisy Parts
                                                               Hillsdale Tool
                                                               Hillsdale Tool & Manufacturing
                                                               MARCO
                                                               Michigan Automotive Research Corporation
                                                               Technologies
                                                               Chemsyn Science Laboratories

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AND THE SUBSIDIARIES OF EAGLE-PICHER INDUSTRIES, INC., AS FOLLOWS:
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1. DOMESTIC OPERATING SUBSIDIARIES OF EAGLE-PICHER INDUSTRIES, INC.
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Daisy Parts, Inc.                               Michigan       Eagle-Picher
                                                               Eagle-Picher Industries
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Eagle-Picher Development Company,               Delaware       Eagle-Picher
Inc.                                                           Eagle-Picher Industries
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Eagle-Picher Far East, Inc.                     Delaware       Eagle-Picher
                                                               Eagle-Picher Industries
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Eagle-Picher Fluid Systems, Inc.                Michigan       Eagle-Picher
                                                               Eagle-Picher Industries
                                                               Eagle-Picher Automotive
                                                               Eagle-Picher Fluid Systems
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Eagle-Picher Minerals, Inc                      Nevada         Eagle-Picher
                                                               Eagle-Picher Industries
                                                               Eagle-Picher Automotive
                                                               Eagle-Picher Fluid Systems
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Hillsdale Tool & Manufacturing Co.              Michigan       Eagle-Picher
                                                               Eagle-Picher Industries
                                                               Eagle-Picher Automotive
                                                               Daisy Parts
                                                               Hillsdale Tool
                                                               Hillsdale Tool & Manufacturing
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Michigan Automotive Research                    Michigan       Eagle-Picher
Corporation                                                    Eagle-Picher Industries
                                                               Eagle-Picher Automotive
                                                               MARCO
                                                               Michigan Automotive Research Corporation
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Eagle-Picher Techmologies, LLC                  Delaware       Eagle-Picher
                                                               Eagle-Picher Industries
                                                               Technologies
                                                               Chemsyn Science Laboratories
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




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
                                          Jurisdiction
           Name                           of Incorporation    Other names under which Subsidiary does business
 ---------------------------------------------------------------------------------------------------
 Eagle-Picher Industries, Inc.                  Ohio         Eagle-Picher
                                                             Eagle-Picher Industries
                                                             Eagle-Picher Automotive
                                                             Eagle-Picher Fluid Systems
                                                             Daisy Parts
                                                             Hillsdale Tool
                                                             Hillsdale Tool & Manufacturing
                                                             MARCO
                                                             Michigan Automotive Research Corporation
                                                             Technologies
                                                             Chemsyn Science Laboratories
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 2. FOREIGN SUBSIDIARIES OF EAGLE-PICHER INDUSTRIES, INC.
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 Eagle-Picher Automotive GmbH                  Germany
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 Eagle-Picher Espana, S.A.                      Spain
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 Eagle-Picher Fluid Systems Ltd.           England & Wales
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 Eagle-Picher Hillsdale Limited            England & Wales
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 Eagle-Picher Industries Europe B.V.         Netherlands
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 Eagle-Picher Technologies GmbH                Germany
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 Eagle-Picher Industries of Canada         Ontario, Canada
 Limited
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 Eagle-Picher Minerals International           France
 S.A.R.L.
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 Eagle-Picher UK Limited                   England & Wales
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 Eagle-Picher Wolverine GmbH                   Germany
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 Eagle-Picher, Inc.                        Virgin Islands
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 EPTEC, S.A. de C.V.                           Mexico
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 Equipos de Acuna, S.A. de C.V.                Mexico
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 United Minerals GmbH & Co. KG                 Germany
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 United Minerals Verwaltungs-und               Germany
 Beteiligungs GmbH
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 3. IMMATERIAL SUBSIDIARIES OF EAGLE-PICHER INDUSTRIES, INC.
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 Fabricon Corporation                          Michigan
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 Fabricon Products Corporation of            Pennsylvania
 Pennsylvania
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 Ross Aluminum Foundries, Inc.                   Ohio
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 Wolverine Gasket and Manufacturing            Michigan
 Company
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 Cincinnati Industrial Machinery Sales           Ohio
 Company
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

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